UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2015

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Iron Mountain Incorporated (the “Company”) held on May 28, 2015 (the “Annual Meeting”), the Company’s stockholders elected ten directors, each for a one-year term of office to serve until the Company’s 2016 Annual Meeting of Stockholders, or until their successors are elected and qualified.  The nominated directors received the following votes:

Name	For	Against	Abstain	Broker Non-Vote
Jennifer Allerton	180,051,720	3,757,427	82,396	12,737,568
Ted R. Antenucci	182,890,232	922,887	78,424	12,737,568
Pamela M. Arway	183,318,545	496,586	76,412	12,737,568
Clarke H. Bailey	181,456,684	2,356,348	78,511	12,737,568
Kent P. Dauten	182,048,363	1,765,460	77,720	12,737,568
Paul F. Deninger	182,951,305	861,883	78,355	12,737,568
Per-Kristian Halvorsen	182,781,085	1,031,115	79,343	12,737,568
William L. Meaney	182,944,814	871,516	75,213	12,737,568
Walter C. Rakowich	183,407,303	406,064	78,176	12,737,568
Alfred J. Verrecchia	182,750,785	1,033,101	107,657	12,737,568

At the Annual Meeting, the Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
179,847,014	3,810,332	234,197	12,737,568

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. This proposal received the following votes:

For	Against	Abstain
195,086,573	1,404,088	138,450

The results reported above are final voting results.

Item 8.01.                                        Other Events.

On May 28, 2015, upon recommendation from the Company’s Nominating and Governance Committee (the “Nominating and Governance Committee”), the Board of Directors of the Company (the “Board of Directors”) approved the appointment of the following members of the Company’s Audit, Compensation and Nominating and Governance Committees, effective May 28, 2015:

Audit Committee

Walter C. Rakowich, Chair

Jennifer Allerton

Ted R. Antenucci

Kent P. Dauten

Compensation Committee

Pamela M. Arway, Chair

Clarke H. Bailey

Per-Kristian Halvorsen

Nominating and Governance Committee

Alfred J. Verrecchia, Chair

Pamela M. Arway

Clarke H. Bailey

Kent P. Dauten

Walter C. Rakowich

The Company also has a Finance Committee and a Risk and Safety Committee, neither of which is required by the rules of the New York Stock Exchange. On May 28, 2015, the Board of Directors, upon recommendation from the Nominating and Governance Committee, approved the appointment of the following members to these committees, effective May 28, 2015:

Finance Committee

Kent P. Dauten, Chair

Ted R. Antenucci

Paul F. Deninger

Risk and Safety Committee

Clarke H. Bailey, Chair

Jennifer Allerton

Paul F. Deninger

Per-Kristian Halvorsen

William L. Meaney

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

	By:	/s/ Ernest W. Cloutier
	Name:	Ernest W. Cloutier
	Title:	Executive Vice President, General Counsel and Secretary

Date: June 2, 2015